EXHIBIT 10.2

                AMENDMENT TO AGREEMENT AND MUTUAL RELEASE BY AND
              BETWEEN U.C. LASER LTD. AND SEAENA, INC. DATED AS OF
                                  MAY 3, 2007







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                    AMENDMENT TO AGREEMENT AND MUTUAL RELEASE


         This Amendment is made as of May 3, 2007, by and between SEAENA, INC., a Nevada corporation ("SEAENA") and U.C. LASER, LTD., a corporation organized under the laws of the State of Israel ("UC" and, together with Seaena, the "PARTIES").


                               FACTUAL BACKGROUND

         The Parties entered into a certain Agreement and Mutual Release dated January 8, 2007. The Parties desire to amend the Agreement as set forth below.


                                    AMENDMENT

         1. The introductory paragraph of Section 6 of the Agreement is amended to read in full as follows:

             "6. CLOSING. The Closing will occur on or before May 31, 2007, at the offices of Snell & Wilmer L.L.P., 3883 Howard Hughes Parkway, Suite 1100, Las
             Vegas, Nevada 89169."

         2. Except as expressly amended herein, the Agreement shall remain in full force and effect.


SEAENA, INC.,                          U.C. LASER, LTD., a corporation organized
a Nevada corporation                   under the laws of the State of Israel


By: /s/ DOUG LEE                       By: /s/ MARSHALL BUTLER
    ------------------------------        --------------------------------------
       Doug Lee, President                  Marshall Butler, Chairman and CEO